                      PAULA INSURANCE COMPANY

                 INSURANCE CARRIER AND AFFILIATES

           COST ALLOCATlON AND REIMBURSEMENT AGREEMENT

                          MARCH 1, 1992








                            EXHIBIT C

                       INSURANCE CARRIER AND AFFILIATES
                 COST ALLOCATION AND REIMBURSEMENT AGREEMENT

This INSURANCE CARRIER AND AFFILIATES COST ALLOCATION AND
REIMBURSEMENT AGREEMENT (this "Agreement") is entered into effective as of March 1, 1992 ( the "Effective Date" ), by and among Paula Insurance Company ( the "Carrier" ), and the following entities, hereinafter referred to collectively as the "Affiliates," and each, individually, as an "Affiliate": Paula Assurance Company, Pan American Underwriters, Inc.,
Pan American Underwriters Insurance Agents and Brokers, and Pan Pacific Benefit Administrators.

                                RECITALS

   (A) Pan American Underwriters, Inc., Pan American Underwriters
Insurance Agents and Brokers, the Carrier and Pan Pacific Benefit
Administrators are a wholly-owned subsidiaries of Paula Financial.

   (B)  Paula Assurance Company is a wholly-owned subsidiary of the Carrier.

   (C) As described herein, the Carrier desires to perform certain functions on behalf of and provide certain services to each of the Affiliates. In connection with performing such functions and providing such services, the Carrier will incur certain costs and expenses that are allocable among the Affiliates.

   (D) The Carrier desires to be reimbursed by the Affiliates for the costs and expenses that the Carrier incurs in performing such functions and services, and the Affiliates desire to reimburse the Carrier for their allocable share of the same.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

   1.   SERVICES PROVIDED

        A. As described herein, the Carrier desires to perform certain functions on behalf of and provide certain services to the Affiliates, including, but not limited to, services relating to such matters as general office administration, human resources, data processing through its Management Information Services ("MIS"), and other related services.

        B. All services rendered to the Affiliates hereunder will be provided in compliance with all applicable laws, regulations and rulings issued by the California Department of Insurance and governmental authorities in all other jurisdictions in which the Carrier and the Affiliates transact business.

   C. Notwithstanding the services provided hereunder, each of the Affiliates shall retain the ultimate responsibility for their own general office administration, employees and other related matters.

    2.   COST ALLOCATION/REIMBURSEMENT BASIS

         A.   During the term of this Agreement, the services described in
Section 1 hereof shall be made available to the Affiliates on a cost allocation/reimbursement basis, in accordance with generally accepted accounting principles, as follows:

            SERVICES                      BASIS/METHOD
            --------                      ------------
            Administration                Utilization

            Human resources               Proportionate employee population

            MIS                           Utilization

         B. Additionally, an Affiliate shall reimburse the Carrier within thirty (30) days after the receipt by such Affiliate of an invoice for any direct costs or expenses paid to any third party by the Carrier in connection with services provided to that Affiliate under this Agreement. Such amounts shall not be included in determining the allocations contemplated by Section 2.A. hereof.

         C. Payment for the services contemplated by this Agreement shall commence as of the Effective Date and shall be paid to the Carrier as mutually agreed upon by the parties hereto; however, no less frequently than quarterly after the Effective Date.

         D. The basis for the cost allocation and reimbursements made hereunder shall be reviewed by the parties hereto from time to time, but no less frequently than annually, and, if required in order to comply with applicable law, this Agreement shall be appropriately amended so as to ensure that the cost allocation and reimbursements provided for hereunder are made in accordance with generally accepted accounting principles. In addition, the books, accounts and records of each of the parties hereto shall be maintained in such a manner so as to evidence the reasonableness of the cost allocation and reimbursements made hereunder.

         E. The Carrier and Affiliates agree that the Insurance Departments of the State of California and Arizona may examine, audit and inspect the books accounts and records of each of the parties hereto with regard to the services provided hereunder.

    3.   BOOKS AND RECORDS

         A. All books of accounts, documents, vouchers, letters and all other papers and records in the possession of the Carrier and relating to the business transacted under this Agreement shall be deemed to be the property of the party to whom such items relate and shall be delivered, where practical, to the home office of the appropriate Affiliate upon such affiliate ceasing to be a party to this Agreement.

         B. Copies of purchases and sales invoices shall be retained by the Carrier at its home office in California.

         C. Upon the request of an Affiliate, the Carrier will provide the requesting Affiliate (or any third party authorized by such parties ) with any documentation or information regarding the services provided to such Affiliate by the Carrier hereunder.

    4.   TERM

         A. The term of this Agreement shall be for a one year period commencing immediately upon the Effective Date. This Agreement shall automatically renew thereafter for successive like periods.

         B. This Agreement may be terminated as follows. (1) at any time by the mutual written consent of each of the parties hereto; (2) by the Carrier upon ninety (90) days' written notice to each of the Affiliates; (3) any Affiliate may terminate its participation in this Agreement at any time upon ninety (90) days' written notice to the other parties hereto.

         5.   GENERAL PROVISIONS

         (a) This Agreement constitutes an integration, (b) any amendment hereto must be in writing, (c) in the event of any dispute hereunder, the prevailing party shall be entitled to attorneys' fees, (d) this Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns, (e) California law shall apply to the interpretation of the provisions hereof, and (f) this Agreement and the documents referred to herein constitute the entire understanding and agreement of the parties, and supersede all prior or contemporaneous agreements.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

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Carrier:                         Affiliates:

Paula Insurance Company          Pan American Underwriters, Inc

By: /s/ Norman J. Schnider         By: /s/ Norman J. Schnider
   ------------------------            -----------------------

Title: President & CEO           Title: President & CEO
        -------------------              ---------------------

                                 Pan American Underwriters,
                                 Insurance Agents & Brokers

                                   By: /s/ Norman J. Schnider
                                       -----------------------

                                   Title:  President & CEO
                                         ---------------------

                                 Paula Assurance Company

                                   By: /s/ Norman J. Schnider
                                       -----------------------

                                   Title:  President & CEO
                                         ---------------------

                                Pan Pacific Benefit Administrator

Attest: /s/ Teresita E. Matos      By: /s/ Norman J. Schnider
        ----------------------         -----------------------

                                   Title:  President & CEO
                                         ---------------------

                           AMENDMENT NO. 1

                  Attached to and made a part of
                    PAULA INSURANCE COMPANY
                  INSURANCE CARRIER AND AFFILIATES
          COST ALLOCATION AND REIMBURSEMENT AGREEMENT
                        Dated March 1, 1992

    IT IS MUTUALLY AGREED that effective January 1, 1993 this Agreement is amended to read:

    SECTION 1 - SERVICES PROVIDED
    A. As described herein, the Carrier desires to perform certain functions on behalf of and provide certain services to the Affiliates, including, but not limited to, services relating to data processing through its Management Information Services ("MIS"), and other related services.

    SECTION 2 - COST ALLOCATION/REIMBURSEMENT BASIS
    A. During the term of this Agreement, the services described in Section 1 hereof shall be made available to the Affiliates on a cost allocation/reimbursement basis, in accordance with generally accepted accounting principles, as follows:

    SERVICES                              BASIS/METHOD
    --------                              ------------
    MIS                                   Utilization

                               1


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Carrier:                        Affiliates:

PAULA Insurance Company         Pan American Underwriters, Inc.

By: /s/ Norman J. Schnider           By: /s/ [ILLEGIBLE]
   ------------------------              -----------------------

Title: President                     Title: President
        -------------------                ---------------------

                                Pan American Underwriters
                                Insurance Agents & Brokers, Inc.

                                     By: /s/ [ILLEGIBLE]
                                         -----------------------
                                     Title:  President
                                           ---------------------

                                PAULA Assurance Company

                                     By: /s/ Norman J. Schnider
                                         -----------------------
                                     Title:  President
                                           ---------------------

                                Pan Pacific Benefit Administrators

Attest: /s/ Dorothy J. Neubauer      By: /s/ [ILLEGIBLE]
       -------------------------         -----------------------

                                     Title: /s/ [ILLEGIBLE]
                                           ---------------------

                            AMENDMENT NO. 2

                  Attached to and made a part of
                     PAULA INSURANCE COMPANY
                 INSURANCE CARRIER AND AFFILIATES
            COST ALLOCATION AND REIMBURSEMENT AGREEMENT
                        Dated March 1, 1992

     IT IS MUTUALLY AGREED that effective May 1, 1993 this Agreement is amended to read:

   "Affiliates" is hereinafter referred to collectively and each, individually, as an "Affiliate": PAULA Assurance Company, Pan American Underwriters, Inc., Pan American Underwriters Insurance Agents & Brokers, Inc., and Pan Pacific Benefit Administrators, and the parent PAULA Financial.

     SECTION 1 - SERVICES PROVIDED

     A. As described herein, the Carrier desires to perform certain functions on behalf of and provide certain services to the Affiliates, including, but not limited to, services relating to data processing through its Management Information Services ("MIS" ), office space and other functions related thereto, and other related services.

     SECTION 2 - COST ALLOCATION/REIMBURSEMENT BASIS

     A.  During the term of this Agreement, the services described in
         Section 1 hereof shall be made available to the Affiliates on a cost allocation/reimbursement basis, in accordance with generally accepted accounting principles, as follows:

         SERVICES        BASIS/METHOD
         --------        ------------
         MIS             Utilization
         Rent            Proportionate Employee Population
         Telephone       Proportionate Employee Population
         Utilities       Proportionate Employee Population

Carrier                         Affiliates:

PAULA Insurance Company         Pan American Underwriters, Inc.

By: /s/ Norman J. Schnider             By: /s/ [ILLEGIBLE]
   ------------------------                -----------------------

Title: President                       Title: President
        -------------------                  ---------------------

                                 Pan American Underwriters
                                 Insurance Agents & Brokers, Inc.


                                       By: /s/ [ILLEGIBLE]
                                           -----------------------
                                       Title:  President
                                             ---------------------

                                 PAULA Assurance Company

                                       By: /s/ Norman J. Schnider
                                           -----------------------
                                       Title:  President
                                             ---------------------

                                 Pan Pacific Benefit Administrators



                                       By: /s/ [ILLEGIBLE]
                                           -----------------------
                                       Title:  President
                                             ---------------------

                                 PAULA Financial

Attest: /s/ Dorothy J. Neubauer        By: /s/  [ILLEGIBLE]
       ------------------------           ------------------------

                                       Title: President
                                             ---------------------

                                 [Letterhead]


                                November 13, 1992

The Board of Directors
Paula Financial:

Paula Financial (the Company) is a holding company with five wholly owned subsidiaries: Paula Insurance Company (PICO), Paula Assurance Company
(PACO), Pan American Underwriters, Inc. and Pan American Underwriters Insurance Agents and Brokers (collectively PAU), and Pan Pacific Benefit Administrators (PPBA).

The Company is primarily involved in writing workers compensation insurance for the agricultural industry in California and Arizona. This coverage is written by PICO. PACO writes both accident A health and life coverages. PACO's premium volume has traditionally been insignificant as the Company chooses to emphasize workers compensation coverages and only writes the additional lines to provide a comprehensive package of insurance. PAU is the underwriting agent which generates the business for PICO and PACO. All PICO and PACO business is generated through PAU, but PAU also produces business for outside carriers. PPBA is a third party administrator which began operations in late 1991.

Prior to March 1, 1992, expenses were allocated between these subsidiaries based on a Managing General Agent (MGA) agreement between PAU and the other affiliates. In accordance with the MGA agreement, PAU employed all Company personnel, paid most operational expenses and received reimbursement based on the terms of the agreement.

Effective March 1, 1992, the MGA agreement was terminated. Concurrent with the termination, all Company personnel were assigned to specific affiliates and new agreements were executed intending to modify the Company's cost allocation process. Under the revised process, each subsidiary pays the expenses directly related to its operations, while expenses related to all subsidiaries are allocated based on newly executed cost allocation agreements.

The Company has asked us to review the newly proposed cost allocation process to ensue that each subsidiary has been allocated its appropriate share of expenses and that the overall cost allocation methodology is reasonable under the circumstances.

COST ALLOCATION METHODOLOGY

In the process of refining their cost allocation methodology, the Company identified two categories of expenses: direct and allocated. Direct costs are those directly associated with a particular affiliate. These expenses are paid by the related affiliate. Allocated costs are expenses in which more than one affiliate derives the benefit. These costs are allocated using one of two methods: proportionate employee population or utilization.

[Logo]

The Board of Directors
Paula Financial
November 13, 1992
2

Under the proportionate employee population method, expenses are allocated based on an affiliates' percentage of assigned employees at a particular location. This method was used to allocate costs when the expense could be associated with employee use.

The utilization method is driven by the level of activity related to the business of a particular affiliate as determined by inquiry and analytical reviews of related factors.

Costs related to facilities, office space and equipment are paid by PAU and allocated to the other affiliates based on their proportionate employee population. Services in this category include, but are not limited to, cleaning, depreciation, corporate insurance, machine rent, postage, printing, rent, repairs and maintenance, supplies, telephone, and utilities.

Services associated with human resources, management information systems and data processing (MIS), and administration are initially paid by PICO and then allocated to the other subsidiaries. Costs related to the human resource function are allocated based on each affiliates proportionate employee population. Administration and MIS expenses are allocated based on utilization.

PROCEDURES PERFORMED

We read the cost allocation agreements and noted that the terms of these agreements are consistent with the methodology discussed above.

Additionally, we read the chart of accounts for each subsidiary and noted that each expense account had been identified as being a direct or allocated cost. It is the Company's intent that expenses, as reported in accordance with generally accepted accounting principles, are to be allocated. We noted that the Company's classification as to direct or allocated expense appeared consistent with the nature of the expense and the operations of the subsidiary.

Under the new agreements, expenses relating to facilities, office space, equipment and human resources are to be allocated based on proportionate employee population. We reviewed the Company's assignment of personnel to each affiliate noting that the distribution of employees was consistent with the nature of operations and related employee functions.

Administration and MIS expenses are allocated based on utilization. Administration expenses relate primarily to executive officers. Utilization of these expenses was determined based on premium volume and investment income, which is intended to estimate the relative time spent on each affiliate's operations.

MIS expenses include both systems related expenses and personnel expenses for the MIS department. Systems expenses are allocated based on estimates of usage and personnel expenses are allocated based on estimates of time spent on related functions.

[Logo]

The Board of Directors
Paula Financial
November 13, 1992
3

While establishing a cost allocation process involves a selection among various acceptable methodologies, we believe that the Company's cost allocation methodology described above is appropriate and reasonable under the circumstances.

We understand that the Company has implemented procedures to more precisely track certain usage factors. We recommend that the Company use these results to continue to refine the cost allocation process. Additionally, we recommend that the Company perform regular reviews of the allocation process to insure that the methodologies and factors used remain appropriate under the circumstances.

                              Very truly yours,

                               /s/ KPMG Peat Marwick

                        AMENDMENT NO. 3

               Attached to and made a part of
                Insurance Carrier and Affiliates
        Cost Allocation and Reimbursement Agreement

This Amendment No 3 is entered into effective as of December 9, 1994, by and among the parties to that certain Insurance Carrier and Affiliates Cost Allocation and Reimbursement Agreement dated as of March 1, 1992, as amended by that certain Amendment No. l thereto dated as of January 1, 1993 and that certain Amendment No.2 dated as of May 1, 1993 (as amended, the "Agreement").

WHEREAS, on December 8, 1994 Oregon Risk Management, Inc., an Oregon corporation ("ORM"), a wholly-owned subsidiary of Paula Financial, purchased substantially all of the assets of three Oregon corporations involved in the business of placing workers' compensation and other insurance coverage with insurance carriers and commenced business as an insurance agency;

WHEREAS, it is anticipated that the Carrier will from time to time perform certain functions on behalf of and provide certain services to ORM;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that-the Agreement shall be amended as follows:

1. The terms "Affiliates" and "Affiliate," as defined in the introductory paragraph of the Agreement, shall henceforth include ORM as well as Paula Assurance Company, Pan American Underwriters, Inc., Pan American Underwriters Insurance Agents and Brokers, Inc., Pan Pacific Benefit Administrators, Inc. and the parent Paula Financial.

2. Paragraph 2. E. shall be amended and restated to read in full as follows:

   "E. The Carrier and Affiliates agree that the Instance Departments of the States of California, Arizona and Oregon may examine, audit and inspect the books, accounts and records of each party hereto with regard to the services provided hereunder."

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the first date written above.

Affiliates:                        Carrier:

PAN AMERICAN UNDERWRITERS, INC.    PAULA INSURANCE COMPANY

By: /s/ [ILLEGIBLE]                By: /s/ [ILLEGIBLE]
    ---------------------------       ---------------------

Its: President/CEO                 Its: President/CEO
    ---------------------------       ---------------------

PAN AMERICAN INSURANCE
AGENTS BROKERS, INC.

By: /s/ [ILLEGIBLE]
    ---------------------------

Its: President/CEO
    ---------------------------

             (Signatures Continue on Next Page)

                        EXHIBIT C


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OREGON RISK MANAGEMENT, INC.
By: /s/ [ILLEGIBLE]
    ---------------------------
Its: President/CEO
    ---------------------------


PAULA ASSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
Its: President/CEO
    ---------------------------


PAN PACIFIC BENEFIT
ADMINISTATORS, INC.

By: /s/ [ILLEGIBLE]
    ---------------------------
Its: President/CEO
    ---------------------------